Exhibit 99.1
NYSE: GRP www.grantprideco.com Pritchard Capital Partners 2008 Energize Conference January 8, 2008 Mike McShane Chairman, President & CEO

Forward-Looking Statements The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions include those included in our Annual Report on Form 10-K and quarterly reports on Form 10-Q, and include risks and uncertainties relating to declines in domestic and worldwide drilling activity, economic downturns, increases in raw material prices, interruptions in raw material supplies, intellectual property protection, our ability to increase manufacturing capacity, international operations, product liabilities associated with our products, environmental and health and safety laws, domestic trade laws and disputes, future write-offs associated with rationalizations and operational changes, and unexpected write-offs associated with international receivables. In addition, many of the forward-looking statements made in this presentation relate to benefits that we expect from acquisitions, operational rationalizations and future economic and business condition projections. Such benefits and projections are only estimates and are thus subject to our ability to successfully manage and integrate such operations into our existing operations and the accuracy of our assumptions relating to manufacturing efficiencies, business activity and market growth.

Additional Information In connection with the proposed merger, National Oilwell Varco, Inc. will file a Registration Statement on Form S-4 and Grant Prideco, Inc. will file a proxy statement with the Securities and Exchange Commission. Grant Prideco, Inc. and its respective directors and officers may be deemed to be participants in the solicitation of proxies from its stockholders. Information about these persons can be found in Grant Prideco's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC and Form 8-Ks filed since the date of filing of the Form 10-K, and additional information about such persons may be obtained from the proxy statement when it becomes available. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE FORM S-4 AND PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a copy of such documents when they become available, without charge, from the SEC's web site at www.sec.gov. Copies of such documents may also be obtained free of charge from National Oilwell Varco's website at www.nov.com and Grant Prideco's web site at www.grantprideco.com.

Global Positioning - Worldwide Sales GRP Other 3rd Qtr 4th Qtr USA 51 49 90 20.4 Others 30 38.6 34.6 31.6 North 45.9 46.9 45 43.9 (1) 12 Months Ended September 30, 2007- Pro Forma for Andergauge, Voest Alpine & Divestiture of Tubular Companies GRP Other 3rd Qtr 4th Qtr USA 40 60 90 20.4 Others 30 38.6 34.6 31.6 North 45.9 46.9 45 43.9 United States GRP Other 3rd Qtr 4th Qtr USA 9 91 90 20.4 Others 30 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Canada International Annual Revenues of $2.2 Billion (1) DPS VA TTS RH Other East 1131 398.5 117 593 0 TTS $117 Million Drilling Products & Services $1.13Billion ReedHycalog(tm) $593 Million Voest Alpine Tubulars Pro Forma $398.5 Million International Drilling Products 47% ReedHycalog 55% XL Systems 70% Voest-Alpine 84%

Industry Leading Margins Source: Company financial filings (adjusted for extraordinary/unusual charges) BJS NOV SII WFT SLB CAM BHI GRP HAL

Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 ROCE 0.06 0.06 0.07 0.09 0.11 0.14 0.16 0.19 0.22 0.26 0.28 0.3 0.31 0.32 0.3 0.3 0.31 0.32 0.3 Focus Remains On Efficiency Revenue per Employee (TTM Revenue; Dollars in 000s) 100% Increase in Revenue per Employee Return on Invested Capital of 30% Return on Net Invested Capital

Industry Leading Returns - 2007E Source: Credit Suisse

Pending and Proposed Transactions Sale of Tubular Businesses to Vallourec $800 million All Cash Transaction Awaiting Anti-Trust Review (Second Request) Anticipate Late February Closing Not Affected by Proposed Acquisition by NOV Proposed Acquisition by National Oilwell Varco $23.20 in Cash + .4498 Share of National Oilwell Varco Common Stock Not Contingent on the Sale of the Tubular Businesses Hart-Scott-Rodino Filing Anticipated Mid-January Proxy Filing Anticipated Mid-January Expect Grant Prideco Shareholder Vote in March or April

Market Fundamentals Short Term North America Natural Gas Storage Levels High U.S. Production Increasing Lower Canadian Activity Increased LNG Imports Weather Long Term U.S. / Canadian Decline Curves Rising Global Energy Demand OPEC Capacity / Geopolitical Concerns On Shore Drilling Permits Canadian Rig Count 2006 2007 2005 Natural Gas Spot Price US Rig Count US Rig Count vs Natural Gas Six Month Future 2004 2003

Grant Prideco Vallourec Texas Steel Drilco BHNKK Sinareski/Tagenrok Republica Daido Other Market Share 720 295 140 100 80 80 30 30 30 Drilling Products Strategy, Market Share & Product Mix Manufacturing Optimization (Capacity and Automation) New Product Introductions Estimated Worldwide Market: $1.8 Billion - $2.2 Billion Drilling Products Market Pipe Collars HW TJ Other East 83 6 7 1 3 Drill Pipe Heavyweight Drill Collars Tool Joints Grant Prideco Product Mix Q3 2007

Drill Pipe Backlog Reflects Strong Offshore Mix 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007 Drilling Products & Services 213.18 158.4 98.5 73.6 92.8 75.1 56.2 72 81 90 80 141.7 157.4 174.2 210 274.7 330.878 576.807 656.575 871.139 1078 1226 1109.863 1142 1057.212 933.237 32.83 36.29 36.29 41.75 41.75 37.66 30.48 30.12 32.12 29.88 34.11 36.26 39.36 37.78 39.34 42.25 42.47 41.65 45.13 51.39 53.44 55.07 58.93 62.32 64.64 67.2 Backlog ($ in millions) Drill Pipe Average Sales Price Per Foot Highest Ever Increased Capacity Providing for Faster Lead Times 2008 North American Land Demand Down Two to Three Million Feet Offshore and International up One to One and a Half Million Feet Expected Increase in Other Product Sales Price Per Foot

Value-Weighted Drill Pipe Volume 2004 2005 2006 2007 2008E Pipe for New Land Rigs Pipe for New Offshore Rigs Basic Drill Pipe Consumption

Drill Pipe Order for Offshore New Builds Grant Prideco Other Ordered Not Ordered Drill Pipe Feet Note: Grant Prideco Internal Estimates New Builds Coming Online

Land Agent Distrib E&P NOC Offshore Rental Other East 395.15 1.7 183.45 13.6 3.9 142.08 169.37 4.6 Customer Mix Customer Mix September 2007 Backlog Land Contractors Offshore Contractors Distributors Rental Tool Companies E&P Companies Land Agent Distrib E&P NOC Offshore Rental Other East 37 3 17 2 0 30 12 0 Land Contractors Offshore Contractors Distributors Rental Tool Companies Agents E&P Companies Agents Customer Mix Trailing Twelve Months Sales Other

Increasing International Backlog

1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 Consol. Drill Pipe Production 2.099 2.198 2.329 2.288 2.473 2.902 2.916 3.195 3.387 3.637 3.914 3.991 3.991 4.229 4.553483 Production Capacity 3 3 3 3 3 3 3 3.236 3.5513 3.783 4.033 4.033 4.033 4.3 4.6 1.5 million ft / Qtr Asset Management Excellence Estimated Quarterly Capacity (Feet in Millions) Additional Capacity Enabling More Optimal Lead Times, Lower Manufacturing Cost and Revenue Growth Potential New Weld Lines: Mexico China Finishing Line (USA) Tempering (USA) Weld Line (Mexico) Drill Pipe Production

Strong Position in World's 2nd Largest Market Leading Drill Pipe Provider Capacity Quality Technology New-Build Rigs in China Estimated at 75-100 Rigs Footage Drilled Expected to be 20% Deeper Growing Market Share, Margins and Capacity 2007E Revenue Approaching $200 Million Growing Operating Income Margins 2007 Weld Line Expansion People's Republic of China GPJ Subsidiary TGP Venture Friction Welding and Finishing Upset Green Tubes to Grade • •

ReedHycalog Growth Through: Product-line Improvements Complementary Acquisitions Manufacturing Streamlining Reed-Hycalog Security Smith Hughes Others 0.21 0.17 0.25 0.28 0.09 ReedHycalog Security DBS Hughes Christensen Smith Bits Others Drill Bit Market Estimated Worldwide Market * $2.3 to $2.5 Billion in 2006 * Based on Internal Estimates

ReedHycalog Revenue Mix Andergauge Fixed Cutter Roller Cone Coring Hole Opener 13 48 28 6 4 Fixed Cutter Roller Cone Drilling Tools Hole Opening Coring $600 Million Annual Revenue Andergauge Fixed Cutter Roller Cone Coring Hole Opener 0 40466 72847 0 0 Fixed Cutter Roller Cone $235 Million Annual Revenue 2002 2007E

Product Line Improvements Providing Solutions to the Oilfield

- **Cutting Technology Solutions** – TReX ® , Raptor™, TuffCutter™ Bits
- **Hole Opening Solutions** – CSD™ Bi-Center bits, String Tools
- **Demanding Drilling Solutions** – RockForce™ Bits
- **Large Diameter Solutions** – Titan™ Bits
- **Directional Drilling Solutions** – SystemMatched™ Bits , RockForce™ Directional
- **Drilling Dynamics Solutions** – BlackBox™ Analysis, V-Stab ™ Tool, VibraSCOPE™ Analysis
- **Hard Formation Solutions** – DuraForce™ Bits


Raptor - US Rockies Application
Compared to TReX Cutters





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Product Line Enhancements Continues: Andergauge, Hole Opening, Coring Andergauge: Specialty Downhole Tools Manufacturer 70% Revenues Outside U.S. Primary Products: Agitators, Stabilizers, Underreamers, Inclination Inception to Date Growth Rates 38 Months 26 Months 12 Months

Tube-Alloy Premium Threading TCA XL 57.291 59.293 111.676 124.67 Sale of Tubular Businesses TCA $112 Million (32%) XL $125 Million (36%) Tube-Alloy $57 Million (17%) Premium Threading $59 Million (17%) Premium Threading TCA Tube-Alloy 2007E Total Revenue $219.9 2007E Total EBITDA $60.9* Percent of Total GRP: Revenue - 10% EBITDA - 7% Percent of Total TTS: Revenue - 63% EBITDA - 67% *Net of allocations Note: 12 months ended September 30, 2007 Purchase Price - $800M +/- Working Capital Adjustment Businesses Involved in Sale:

Tubular Technology & Services Divestiture Rationale Limited Geographic Growth Opportunities Increasing Vertical Integration by Mills Increasing Competition from Imports

XL Systems International Growth Continues Offshore Structural and Pressure Containment Shallow & Deepwater Product Offerings Extensively Tested Global Manufacturing Footprint Beaumont, Texas Vlissingen, The Netherlands Batam, Indonesia 70% Revenue from International Markets Growth in Offshore Market Locations West Africa Middle East Asia-Pacific (Australia /New Zealand)

Additional Information In connection with the proposed merger, National Oilwell Varco, Inc. will file a Registration Statement on Form S-4 and Grant Prideco, Inc. will file a proxy statement with the Securities and Exchange Commission. Grant Prideco, Inc. and its respective directors and officers may be deemed to be participants in the solicitation of proxies from its stockholders. Information about these persons can be found in Grant Prideco's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC and Form 8-Ks filed since the date of filing of the Form 10-K, and additional information about such persons may be obtained from the proxy statement when it becomes available. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE FORM S-4 AND PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a copy of such documents when they become available, without charge, from the SEC's web site at www.sec.gov. Copies of such documents may also be obtained free of charge from National Oilwell Varco's website at www.nov.com and Grant Prideco's web site at www.grantprideco.com.

Attachment A The Company reports its financial results in accordance with generally accepted accounting principles ("GAAP"); however, management believes that certain non-GAAP performance measures can provide financial statement users additional meaningful information when making comparisons between current and prior period results. Non-GAAP financial measures should be considered as additional information to be used in conjunction with GAAP financial measures and should not be used in lieu of GAAP financial measures.

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